Capital and financial risk management	12 Months Ended
Mar. 31, 2022
Capital and financial risk management
Capital and financial risk management

22. Capital and financial risk management

This note details the treasury management and financial risk management objectives and policies, as well as the exposure and sensitivity of the Group to credit, liquidity, interest and foreign exchange risk, and the policies in place to monitor and manage these risks.

Accounting policies

Financial instruments

Financial assets and financial liabilities, in respect of financial instruments, are recognised on the Group’s consolidated statement of financial position when the Group becomes a party to the contractual provisions of the instrument.

Financial liabilities and equity instruments

Financial liabilities and equity instruments issued by the Group are classified according to the substance of the contractual arrangements entered into and the definitions of a financial liability and an equity instrument. An equity instrument is any contract that provides a residual interest in the assets of the Group after deducting all of its liabilities and includes no obligation to deliver cash or other financial assets. The accounting policies adopted for specific financial liabilities and equity instruments are set out below.

Financial liabilities under put option arrangements

The Group has an obligation to pay a fixed rate of return to minority equity shareholders in the Group’s subsidiary Kabel Deutschland AG, under the terms of a court-imposed domination and profit and loss transfer agreement. This agreement also provides the minority shareholders the option to put their shareholding to Vodafone at a fixed price per share. The obligation to purchase the shares has been recognised as a financial liability and no non-controlling interests are recognised in respect of minority shareholders. Interest costs are accrued at the agreed rate of return and recognised in financing costs.

Derivative financial instruments and hedge accounting

The Group’s activities expose it to the financial risks of changes in foreign exchange rates and interest rates which it manages using derivative financial instruments. The use of financial derivatives is governed by the Group’s policies approved by the Board of Directors, which provide written principles on the use of financial derivatives consistent with the Group’s risk management strategy. The Group does not use derivative financial instruments for speculative purposes.

The Group designates certain derivatives as:

–	hedges of the change in fair value of recognised assets and liabilities (‘fair value hedges’);
–	hedges of highly probable forecast transactions or hedges of foreign currency or interest rate risks of firm commitments (‘cash flow hedges’); or
–	hedges of net investments in foreign operations.

Derivative financial instruments are initially measured at fair value on the contract date and are subsequently re-measured to fair value at each reporting date. Changes in values of all derivatives of a financing nature are included within investment income and financing costs in the income statement unless designated in an effective cash flow hedge relationship or a hedge of a net investment in foreign operations when the effective portion of changes in value are deferred to other comprehensive income. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. For fair value hedges, the carrying value of the hedged item is also adjusted for changes in fair value for the hedged risk, with gains and losses recognised in the income statement for the period.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated, exercised or no longer qualifies for hedge accounting. When hedge accounting is discontinued, any gain or loss recognised in other comprehensive income at that time remains in equity and is recognised in the income statement when the hedged transaction is ultimately recognised in the income statement.

For cash flow hedges, when the hedged item is recognised in the income statement, amounts previously recognised in other comprehensive income and accumulated in equity for the hedging instrument are reclassified to the income statement. However, when the hedged transaction results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously recognised in other comprehensive income and accumulated in equity are transferred from equity and included in the initial measurement of the cost of the non-financial asset or non-financial liability. If a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognised immediately in the income statement.

For net investment hedges, gains and losses accumulated in other comprehensive income are included in the income statement when the foreign operation is disposed of.

Capital management

The following table summarises the capital of the Group at 31 March:

	2022	2021
	€m	€m
Borrowings (note 21)	70,092	67,760
Cash and cash equivalents (note 19)	(7,496)	(5,821)
Derivative financial instruments included in trade and other receivables (note 14)	(4,626)	(3,151)
Derivative financial instruments included in trade and other payables (note 15)	1,672	4,010
Short-term investments (note 13)	(4,795)	(4,007)
Collateral assets (note 13)	(698)	(3,107)
Financial liabilities under put option arrangements	494	492
Equity	56,977	57,816
Capital	111,620	113,992

The Group’s policy is to borrow centrally using a mixture of long-term and short-term capital market issues and borrowing facilities to meet anticipated funding requirements. These borrowings, together with cash generated from operations, are loaned internally or contributed as equity to certain subsidiaries.

Dividends from associates and to non-controlling shareholders

Dividends from our associates are generally paid at the discretion of the Board of Directors or shareholders of the individual operating and holding companies, and we have no rights to receive dividends except where specified within certain of the Group’s shareholders’ agreements. Similarly, other than ongoing dividend obligations to the Kabel Deutschland A.G. minority shareholders, should they continue to hold their minority stake, we do not have existing obligations under shareholders’ agreements to pay dividends to non-controlling interest partners of our subsidiaries or joint ventures. The amount of dividends received and paid in the year are disclosed in the consolidated statement of cash flows.

Potential cash outflows from option agreements and similar arrangements

Put options issued as part of the hedging strategy for the MCBs permit the holders to exercise against the Group at maturity of the option if there is a decrease in our share price. Under the terms of the options, settlement must be made in cash which will equate to the reduced value of shares from the initial conversion price, adjusted for dividends declared, on 1,452 million (2021: 2,494 million) shares as at 31 March 2022.

Sale of trade receivables

During the year, the Group sold certain trade receivables to a number of financial institutions. Whilst there are no repurchase obligations in respect of these receivables, the Group provided credit guarantees which would only become payable if default rates were significantly higher than historical rates. The credit guarantee is not considered substantive and substantially all risks and rewards associated with the receivables passed to the purchaser at the date of sale, therefore the receivables were derecognised. The maximum payable under the guarantees at 31 March 2022 was €1,341 million (2021: €1,503 million). No provision has been made in respect of these guarantees as the likelihood of a cash outflow has been assessed as remote.

Supplier financing arrangements

The Group offers suppliers the opportunity to use supply chain financing (‘SCF’). SCF allows suppliers that decide to use it to receive funding earlier than the invoice due date. At 31 March 2022, the financial institutions that run the SCF programmes had purchased €2.4 billion (2021: €2.3 billion) of outstanding supplier invoices, principally from larger suppliers. The Group does not provide any financial guarantees to the financial institutions under this programme and continues to cash settle supplier payables in accordance with their contractual terms. As such, the programme does not change the Group’s net debt, trade payable balances or cash flows.

The Group evaluates supplier arrangements against a number of indicators to assess if the payable continues to hold the characteristics of a trade payable or should be classified as borrowings; these indicators include whether the payment terms exceed the shorter of customary payment terms in the industry or 180 days. At 31 March 2022, none of the payables subject to supplier financing arrangements met the criteria to be reclassified as borrowings.

Financial risk management

The Group’s treasury function centrally manages the Group’s funding requirement, net foreign exchange exposure, interest rate management exposures and counterparty risk arising from investments and derivatives. Treasury operations are conducted within a framework of policies and guidelines authorised and reviewed by the Board, most recently in May 2021. A treasury risk committee comprising of the Group’s Chief Financial Officer, Group General Counsel and Company Secretary, Group Financial Controller, Group Corporate Finance Director, Group Treasury Director and Group Director of Financial Controlling and Operations meets three times a year to review treasury activities and its members receive management information relating to treasury activities on a quarterly basis. The Group’s accounting function, which does not report to the Group Treasury Director, provides regular update reports of treasury activity to the Board. The Group’s Internal Auditor reviews the internal control environment regularly.

No bonds issued by the Group or the Revolving Credit Facilities are subject to financial covenant ratios. Approximately €38 billion (2021: €37 billion) of issued bonds have a change of control clause. The Group uses a number of derivative instruments for currency and interest rate risk management purposes only that are transacted by specialist treasury personnel. The Group mitigates banking sector credit risk by the use of collateral support agreements.

The Group’s financial risk management policies seek to reduce the Group’s exposure to any future disruption to financial markets, including any future impacts from COVID or other macro economic events.

The Group has combined cash and cash equivalent and short-term investments of €12.3 billion, providing significant headroom over short-term liquidity requirements. Additionally the Group maintains undrawn revolving credit facilities of €7.6 billion euro equivalent. As at 31 March 2022 and after hedging, substantially all the Group’s borrowings are held on a fixed interest basis, mitigating exposure to interest rate risk. The Group has no significant currency exposures other than positions in economic hedging relationships. The Group’s credit risk under financing activities is spread across a portfolio of highly rated institutions to reduce counterparty exposures and derivative balances are substantially all collateralised. The Group’s operating activities result in customer credit risk, for which provisions for expected credit losses are recognised.

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial asset leading to a financial loss for the Group. The Group is exposed to credit risk from its operating activities and from its financing activities, the Group considers its maximum exposure to credit risk at 31 March to be:

	2022	2021
	€m	€m
Cash at bank and in hand (note 19)	2,220	2,705
Money market funds (note 19)	5,276	3,116
Managed investment funds (note 13)	3,349	2,954
Current bonds and debt securities (note 13)	1,446	1,053
Non-current debt securities (note 13)	930	797
Collateral assets (note 13)	698	3,107
Other investments (note 13)	2,438	2,045
Derivative financial instruments (note 14)	4,626	3,151
Trade receivables (note 14)[1]	6,083	5,924
Contract assets and other receivables (note 14)	4,457	4,531
Performance bonds and other guarantees (note 29)	2,866	2,728
	34,389	32,111

Note:

1	Includes amounts guaranteed under sales of trade receivables €1,341 million (2021: €1,503 million)

Expected credit loss

The Group has financial assets classified and measured at amortised cost and fair value through other comprehensive income that are subject to the expected credit loss model requirements of IFRS 9. Cash at bank and in hand and certain other investments are both classified and measured at amortised cost and subject to impairment requirements. However, the identified expected credit loss is considered to be immaterial.

Information about expected credit losses for trade receivables and contract assets can be found under ‘operating activities’ on page 185.

Financing activities

The Group invests in government securities on the basis they generate a fixed rate of return and are amongst the most creditworthy of investments available.

Investments are made in accordance with established internal treasury policies which dictate the scaled maximum exposure permissible in relation to an investment’s long-term credit rating. The Group invests in AAA unsecured money market mutual funds, where the investment is limited to 10% of each fund; A to AAA government securities, both directly and through money market mutual funds; and has two managed investment funds that hold securities with an average credit quality of AA.

In respect of financial instruments used by the Group’s treasury function, the aggregate credit risk the Group may have with one counterparty is limited by reference to the long-term credit ratings assigned for that counterparty by Moody’s, Fitch Ratings and Standard & Poor’s. Furthermore, collateral support agreements reduce the Group’s exposure to counterparties who must post cash collateral when there is value due to the Group under outstanding derivative contracts that exceeds a contractually agreed threshold amount. When value is due to the counterparty the Group is required to post collateral on identical terms. Such cash collateral is adjusted daily as necessary.

In the event of any default, ownership of the cash collateral would revert to the respective holder at that point. Detailed below is the value of the cash collateral, which is reported within current borrowings, held by the Group at 31 March:

	2022	2021
	€m	€m
Collateral liabilities	2,914	962

In addition, as discussed in note 29 ‘Contingent liabilities and legal proceedings’, the Group has covenanted to provide security in favour of the trustee of the Vodafone Group UK Pension Scheme in respect of the funding deficit in the scheme and pledged security in relation to the Indus Towers merger. The Group has also pledged cash as collateral against derivative financial instruments as disclosed in note 13 ‘Other investments’.

Operating activities

Customer credit risk is managed by the Group’s business units which each have policies, procedures and controls relating to customer credit risk management. Outstanding trade receivables and contract assets are regularly reviewed to monitor any changes in credit risk with concentrations of credit risk considered to be limited given that the Group’s customer base is large and unrelated. The Group applies the simplified approach and records lifetime expected credit losses for trade receivables and contract assets. Expected credit losses are measured using historical cash collection data for periods of at least 24 months wherever possible and grouped into various customer segments based on product or customer type. The historical loss rates are adjusted where macroeconomic factors, for example changes in interest rates or unemployment rates, or other commercial factors are expected to have a significant impact when determining future expected credit loss rates. For trade receivables the expected credit loss provision is calculated using a provision matrix, in which the provision increases as balances age, and for receivables paid in instalments and contract assets a weighted loss rate is calculated to reflect the period over which the amounts become due for payment by the customer. Trade receivables and contract assets are written off when each business unit determines there to be no reasonable expectation of recovery and enforcement activity has ceased.

Movements in the allowance for expected credit losses during the year were as follows:

					Trade receivables held
			Trade receivables held		at fair value through
	Contract assets		at amortised cost		other comprehensive income
	2022	2021	2022	2021	2022	2021
	€m	€m	€m	€m	€m	€m
1 April	101	137	1,480	1,431	57	51
Exchange movements	1	2	(70)	(47)	—	–
Amounts charged to credit losses on financial assets	114	63	394	592	53	9
Other[1]	(133)	(101)	(462)	(496)	(2)	(3)
31 March	83	101	1,342	1,480	108	57

Note:

1	Primarily utilisation of the provision.

Expected credit losses are presented as net impairment losses within operating profit and subsequent recoveries of amounts previously written off are credited against the same line item.

The majority of the Group's trade receivables are due for maturity within 90 days and largely comprise amounts receivable from consumers and business customers.

The following table presents information on trade receivables past due¹ and their associated expected credit losses:

		Trade receivables at amortised cost past due
		30 days	31-60	61-180	180
	Due	or less	days	days	days+	Total
31 March 2022	€m	€m	€m	€m	€m	€m
Gross carrying amount	2,411	650	182	390	1,043	4,676
Expected credit loss allowance	(123)	(83)	(53)	(190)	(893)	(1,342)
Net carrying amount	2,288	567	129	200	150	3,334

		Trade receivables at amortised cost past due
		30 days	31–60	61–180	180
	Due	or less	days	days	days+	Total
31 March 2021	€m	€m	€m	€m	€m	€m
Gross carrying amount	2,568	717	177	405	1,290	5,157
Expected credit loss allowance	(30)	(72)	(62)	(211)	(1,105)	(1,480)
Net carrying amount	2,538	645	115	194	185	3,677

Note:

1	Contract assets relate to amounts not yet due from customers. These amounts will be reclassified as trade receivables before they become due. Trade receivables at fair value through other comprehensive income are not materially past due.

Liquidity risk

Liquidity is reviewed daily on at least a 12 month rolling basis and stress tested on the assumption that any commercial paper outstanding matures and is not reissued. The Group maintains substantial cash and cash equivalents which at 31 March 2022 amounted to cash €7.5 billion (2021: €5.8 billion) and undrawn committed facilities of €8.2 billion (2021: €8.0 billion), principally euro and US dollar revolving credit facilities of €4.0 billion and US $4.0 billion (€3.6 billion) which mature in 2025 and 2027 respectively. The Group manages liquidity risk on non-current borrowings by maintaining a varied maturity profile with a cap on the level of debt maturity in any one calendar year, therefore minimising refinancing risk. Non-current borrowings mature between 1 and 37 years.

The maturity profile of the anticipated future cash flows including interest in relation to the Group’s non-derivative financial liabilities on an undiscounted basis which, therefore, differs from both the carrying value and fair value, is as follows:

						Trade payables and
	Bank loans	Bonds	Lease liabilities	Other[2]	Total borrowings	other financial liabilities[3]	Total
Maturity profile[1]	€m	€m	€m	€m	€m	€m	€m
Within one year	700	3,569	3,130	6,823	14,222	16,884	31,106
In one to two years	33	6,190	2,189	417	8,829	29	8,858
In two to three years	411	3,786	1,759	207	6,163	—	6,163
In three to four years	2	5,746	1,579	199	7,526	—	7,526
In four to five years	205	6,253	1,387	678	8,523	—	8,523
In more than five years	21	43,514	4,242	136	47,913	—	47,913
	1,372	69,058	14,286	8,460	93,176	16,913	110,089
Effect of discount/financing rates	(55)	(21,027)	(1,747)	(255)	(23,084)	(1)	(23,085)
31 March 2022	1,317	48,031	12,539	8,205	70,092	16,912	87,004
Within one year	674	3,774	3,419	2,516	10,383	15,304	25,687
In one to two years	174	3,329	2,142	2,575	8,220	49	8,269
In two to three years	440	5,964	1,661	399	8,464	–	8,464
In three to four years	173	2,784	1,457	166	4,580	–	4,580
In four to five years	2	5,506	1,316	199	7,023	–	7,023
In more than five years	23	45,538	4,696	986	51,243	–	51,243
	1,486	66,895	14,691	6,841	89,913	15,353	105,266
Effect of discount/financing rates	(67)	(20,010)	(1,659)	(417)	(22,153)	(2)	(22,155)
31 March 2021	1,419	46,885	13,032	6,424	67,760	15,351	83,111

Notes:

1

Maturities reflect contractual cash flows applicable except in the event of a change of control or event of default, upon which lenders have the right, but not the obligation, to request payment within 30 days. This also applies to undrawn committed facilities. There is no debt that is subject to a material adverse change clause (2021: €30 million of debt in relation to the mandatorily convertible bond that matured on 12 March 2022 was subject to a material adverse change clause which would have accelerated conversion of the £1.7 billion principal recognised in equity – see note 21 ‘Borrowings’).

2

Includes spectrum licence payables with maturity profile €2,319 million (2021: €381 million) within one year, €165 million (2021: €2,171 million) in one to two years, €199 million (2021: €165 million) in two to three years, €199 million (2021: €165 million) in three to four years, €662 million (2021: €199 million) in four to five years and €136 million (2021: €986 million) in more than five years. Also includes €2,914 million (2021: €962 million) in relation to cash received under collateral support agreements shown within 1 year.

3	Includes financial liabilities under put option arrangements and non-derivative financial liabilities presented within trade and other payables.

The maturity profile of the Group’s financial derivatives (which include interest rate swaps, cross-currency interest rate swaps and foreign exchange swaps) using undiscounted cash flows, is as follows:

	2022			2021
	Payable	Receivable	Total	Payable	Receivable	Total
	€m	€m	€m	€m	€m	€m
Within one year	(12,671)	13,470	799	(16,218)	16,864	646
In one to two years	(5,897)	6,399	502	(3,121)	3,723	602
In two to three years	(2,584)	3,158	574	(5,623)	5,978	355
In three to four years	(3,373)	3,864	491	(2,518)	2,903	385
In four to five years	(1,699)	2,139	440	(3,305)	3,620	315
In more than five years	(34,097)	40,129	6,032	(33,777)	37,399	3,622
	(60,321)	69,159	8,838	(64,562)	70,487	5,925
Effect of discount/financing rates			(5,884)			(6,784)
Financial derivative net receivable/(payable)			2,954			(859)

Payables and receivables are stated separately in the table above as cash settlement is on a gross basis.

Market risk

Interest rate management

Under the Group’s interest rate management policy, interest rates on long-term monetary assets and liabilities are principally maintained on a fixed rate basis.

At 31 March 2022 and after hedging, substantially all of our outstanding liabilities are held on a fixed interest rate basis in accordance with treasury policy.

For each one hundred basis point rise in market interest rates for all currencies in which the Group had borrowings at 31 March 2022 there would be an increase in profit before tax by €420 million (2021: €782 million) including mark to market revaluations of interest rate and other derivatives and the potential interest on cash and short-term investments. There would be no material impact on equity.

At 31 March 2022, the Group had limited exposure through interest rate derivatives and floating rate bonds referencing LIBOR and other interbank offered rates (IBORs).

Foreign exchange management

As Vodafone’s primary listing is on the London Stock Exchange its share price is quoted in sterling. Since the sterling share price represents the value of its future multi-currency cash flows, principally in euro, South African rand and sterling, the Group maintains the currency of debt and interest charges in proportion to its expected future principal cash flows and has a policy to hedge external foreign exchange risks on transactions denominated in other currencies above a certain de minimis level.

At 31 March 2022 11% of net debt was denominated in currencies other than euro (6% sterling, 4% South African rand and 1% other). This allows sterling, South African rand and other debt to be serviced in proportion to expected future cash flows and therefore provides a partial economic hedge against income statement translation exposure, as interest costs will be denominated in foreign currencies.

Under the Group’s foreign exchange management policy, foreign exchange transaction exposure in Group companies is generally maintained at the lower of €5 million per currency per month or €15 million per currency over a six month period.

The Group recognises foreign exchange movements in equity for the translation of net investment hedging instruments and balances treated as investments in foreign operations. However, there is no net impact on equity for exchange rate movements on net investment hedging instruments as there would be an offset in the currency translation of the foreign operation. At 31 March 2022 the Group held financial liabilities in a net investment hedge against the Group’s South African rand operations. Sensitivity to foreign exchange movements on the hedging liabilities, analysed against a strengthening of the South African rand by 13% (2021: 15%) would result in a decrease in equity of €221 million (2021: €285 million) which would be fully offset by foreign exchange movements on the hedged net assets. In addition, cash flow hedges of principally US dollar borrowings would result in an increase in equity of €371 million (2021: €469 million) against a strengthening of US dollar by 5% (2021: 6%).

The Group profit and loss account is exposed to foreign exchange risk within both operating profit and financing income and expense. The principal reporting segment not generating income in euro is Vodacom, whose functional currency is predominantly South African rand. Financing income and expense includes foreign currency gains/losses incurred on the translation of balance sheet items not held in functional currency. These are principally on certain borrowings, derivatives, and other investments denominated in sterling and Turkish lira.

The following table details the Group’s sensitivity to foreign exchange risk. The percentage movement applied to the currency is based on the average movements in the previous three annual reporting periods.

	2022	2021
	€m	€m
Increase/ (decrease) in Profit before taxation
ZAR 13% change (2021: 15%)	134	152
TRY 39% change (2021: 26%)	83	87
GBP 2% change (2021: 3%)	(67)	(23)

Equity risk

There is no material equity risk relating to the Group’s equity investments which are detailed in note 13 ‘Other investments’.

The Group has hedged its exposure under the subordinated mandatory convertible bonds to any future movements in its share price by an option strategy designed to hedge the economic impact of share price movements. As at 31 March 2022 the Group’s sensitivity to a movement of 7% (2021: 7%) in its share price would result in an increase or decrease in profit before tax of €36 million (2021: €283 million).

Risk management strategy of hedge relationships

The risk strategies of the designated cash flow, fair value, and net investment hedges reflect the above market risk strategies.

The objective of the cash flow hedges is principally to convert foreign currency denominated fixed rate borrowings in US dollar, pound sterling, Australian dollar, Swiss franc, Hong Kong dollar, Japanese yen, Norwegian krona and euro and US dollar floating rate borrowings into euro fixed rate borrowings and hedge the foreign exchange spot rate and interest rate risk. There are also cash flow hedges of certain subsidiary expenditure not denominated in functional currency of the entity, to hedge foreign exchange spot risk. Derivative financial instruments designated in cash flow hedges are cross-currency interest rate swaps and foreign exchange swaps and forwards. The swap maturity dates and liquidity profiles of the nominal cash flows match those of the underlying borrowings and exposures.

The objective of the net investment hedges is to hedge foreign exchange risk in foreign operations. Derivative financial instruments designated in net investment hedges are cross-currency interest rate swaps and foreign exchange swaps. The hedging instruments are rolled on an ongoing basis as determined by the nature of the business.

The objective of the fair value hedges is to hedge a proportion of the Group’s fixed rate euro denominated borrowing to a euro floating rate borrowing. The swap maturity dates match those of the underlying borrowing and the nominal cash flows are converted to quarterly payments.

Hedge effectiveness is determined at the inception of the hedge relationship and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument.

For hedges of foreign currency denominated borrowings and investments, the Group uses a combination of cross-currency and foreign exchange swaps to hedge its exposure to foreign exchange risk and interest rate risk and enters into hedge relationships where the critical terms of the hedging instrument match with the terms of the hedged item. Therefore the Group expects a highly effective hedging relationship with the swap contracts and the value of the corresponding hedged items to change systematically in the opposite direction in response to movements in the underlying exchange rates and interest rates. The Group therefore performs a qualitative assessment of effectiveness. If changes in circumstances affect the terms of the hedged item such that the critical terms no longer match with the critical terms of the hedging instrument, the Group uses the hypothetical derivative method to assess effectiveness.

Hedge ineffectiveness may occur due to:

a) The fair value of the hedging instrument on the hedge relationship designation date if the fair value is not nil;

b) Changes in the contractual terms or timing of the payments on the hedged item; and

c) A change in the credit risk of the Group or the counterparty with the hedging instrument.

The hedge ratio for each designation will be established by comparing the quantity of the hedging instrument and the quantity of the hedged item to determine their relative weighting; for all of the Group’s existing hedge relationships the hedge ratio has been determined as 1:1.

The fair values of the derivative financial instruments are calculated by discounting the future cash flows to net present values using appropriate market rates and foreign currency rates prevailing at 31 March. The valuation basis is level 2 of the fair value hierarchy. This classification comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset and liability, either directly or indirectly. Derivative financial assets and liabilities are included within trade and other receivables and trade and other payables in the statement of financial position.

The following table represents the carrying values and nominal amounts of derivatives in a continued hedge relationship as at 31 March.

				Other comprehensive income				Weighted average
				Opening	(Gain)/	Gain/(Loss)	Closing
		Carrying	Carrying	balance	Loss	recycled to	balance			Euro
	Nominal	value	value	1 April	deferred to	financing	31 March	Maturity		interest
	amounts	Assets	Liabilities	2021	OCI	costs	2022[1]	year	FX rate	rate
At 31 March 2022	€m	€m	€m	€m	€m	€m	€m			%
Cash flow hedges - foreign currency risk[3]
Cross-currency and foreign exchange swaps
US dollar bonds	20,995	2,745	10	501	(3,257)	1,272	(1,484)	2036	1.18	2.76
Australian dollar bonds	736	50	–	(24)	(12)	31	(5)	2024	1.56	0.92
Swiss franc bonds	624	16	1	30	(59)	49	20	2026	1.08	1.26
Pound sterling bonds	3,498	61	145	323	(239)	25	109	2043	0.86	2.97
Hong Kong dollar bonds	233	8	3	13	(18)	12	7	2028	9.08	1.48
Japanese yen bonds	78	–	6	11	(7)	(2)	2	2037	128.53	2.47
Norwegian krona bonds	241	–	16	3	(7)	7	3	2026	9.15	1.12
Foreign exchange forwards[2]	244	–	69	–	(72)	3	(69)	2022	12.34	–
Cash flow hedges - foreign currency and interest rate risk[3]
Cross currency swaps - US dollar bonds	417	24	–	8	(33)	24	(1)	2023	1.17	1.07
Cash flow hedges - interest rate risk[3]
Interest rate swaps - Euro loans	–	–	–	(1)	–	1	–	–	–	–
Net investment hedge - foreign exchange risk[5]		–
Cross-currency and foreign exchange swaps - South African rand investment	1,555	–	113	959	174	–	1,133	2022	17.29	0.31
	28,621	2,904	363	1,823	(3,530)	1,422	(285)

				Other comprehensive income				Weighted average
				Opening		Gain/(Loss)	Closing
		Carrying	Carrying	balance	(Gain)/Loss	recycled to	balance			Euro
	Nominal	value	value	1 April	deferred to	financing	31 March	Maturity		interest
	amounts	Assets	Liabilities	2020	OCI	costs	2021[1]	year	FX rate	rate
At 31 March 2021	€m	€m	€m	€m	€m	€m	€m			%
Cash flow hedges – foreign currency risk[3]
Cross-currency and foreign exchange swaps
US dollar bonds	18,995	621	1,070	(3,922)	5,900	(1,477)	501	2036	1.18	2.82
Australian dollar bonds	736	38	–	(26)	(102)	104	(24)	2024	1.56	0.92
Swiss franc bonds	624	–	45	28	28	(26)	30	2026	1.08	1.26
Pound sterling bonds	2,585	40	199	94	1	228	323	2047	0.89	2.59
Hong Kong dollar bonds	233	–	13	(4)	34	(17)	13	2028	9.08	1.48
Japanese yen bonds	78	–	12	6	13	(8)	11	2037	128.53	2.47
Norwegian krona bonds	241	–	22	(3)	(23)	29	3	2026	9.15	1.12
Cash flow hedges – foreign currency and interest rate risk[3]
Cross currency swaps - US dollar bonds	417	–	8	18	52	(62)	8	2023	1.17	1.07
Cash flow hedges – interest rate risk[3]
Interest rate swaps – Euro loans	568	–	–	7	(11)	3	(1)	2021	–	1.21
Fair value hedges – interest rate risk[4]
Interest rate swaps – Eurobonds	186	131	–	–	–	–	–	2028	–	–
Net investment hedge – foreign exchange risk[5]
Cross-currency and foreign exchange swaps – South African rand investment	1,785	–	23	631	328	–	959	2021	17.30	0.31
	26,448	830	1,392	(3,171)	6,220	(1,226)	1,823

Notes:

1	Fair value movement deferred into other comprehensive income includes €1,318 million loss (2021: €1,164 million loss) and €1 million gain (2021: €2 million gain) of foreign currency basis outside the cash flow and net investment hedge relationships respectively.
2	Includes euro and US dollar forward contracts against Turkish lira to hedge foreign currency forecast expenditures in local markets. Notional amounts of €146 million and $109 million (€98 million) with weighted average exchange rates of 12.45 and 10.95 respectively to Turkish lira.
3	For cashflow hedges, the movement in the hypothetical derivative (hedged item) mirrors that of the hedging instrument. Hedge ineffectiveness of the swaps designated in a cash flow hedge during the period was €nil (2021: €nil).
4	The fair value hedge was de-designated during the financial year. The carrying value of the bond de-designated during the financial year includes
5	€66 million loss (2021: €76 million loss) of cumulative fair value adjustment for the hedged interest risk. Hedge ineffectiveness is €nil (2021: €8 million gain). The carrying value of bonds includes an additional €760 million loss (2021: €774 million loss) in relation to fair value of other bonds previously designated in fair value hedge relationships.
6	Hedge ineffectiveness of swaps designated in a net investment hedge during the period was €nil (2021: €nil).

Changes in assets and liabilities arising from financing activities

					Assets and liabilities
		Derivative assets	Financial liabilities		arising from
	Borrowings	and liabilities	under put options	Other liabilities	financing activities
	€m	€m	€m	€m	€m
1 April 2021	67,760	859	492	491	69,602
Cash movements
Proceeds from issuance of long-term borrowings	2,548	–	–	–	2,548
Repayment of borrowings	(8,248)	–	–	–	(8,248)
Net movement in short-term borrowings	3,002	–	–	–	3,002
Net movement in derivatives	–	(293)	–	–	(293)
Interest paid	(2,246)	469	(17)	(10)	(1,804)
Purchase of treasury shares	–	–	–	(2,087)	(2,087)
Non-cash movements
Fair value movements	–	(2,631)	–	–	(2,631)
Foreign exchange	1,386	(930)	–	(15)	441
Interest costs	2,356	(428)	19	13	1,960
Lease additions	3,410	–	–	–	3,410
Other[1]	124	–	–	3,106	3,230
31 March 2022	70,092	(2,954)	494	1,498	69,130

					Assets and liabilities
		Derivative assets	Financial liabilities		arising from
	Borrowings	and liabilities	under put options	Other liabilities	financing activities
	€m	€m	€m	€m	€m
1 April 2020	74,925	(4,409)	1,850	170	72,536
Cash movements
Proceeds from issuance of long-term borrowings	4,359	–	–	–	4,359
Repayment of borrowings	(12,237)	–	–	–	(12,237)
Net movement in short-term borrowings	(2,791)	–	–	–	(2,791)
Net movement in derivatives	–	279	–	–	279
Interest paid	(2,421)	452	(141)	(42)	(2,152)
Purchase of treasury shares	–	–	–	(62)	(62)
Payments for settlement of written put options	–	–	(1,482)	–	(1,482)
Non-cash movements
Fair value movements	(9)	3,594	–	–	3,585
Foreign exchange	(1,480)	1,428	–	(2)	(54)
Interest costs	2,459	(485)	62	11	2,047
Lease additions	4,578	–	–	–	4,578
Acquisitions of subsidiaries	234	–	–	–	234
Other[1]	143	–	203	416	762
31 March 2021	67,760	859	492	491	69,602

Note:

1	Movement in Other liabilities primarily relate to share buyback programmes.

Fair value and carrying value information

The carrying value and valuation basis of the Group’s financial assets are set out in notes 13 ‘Other investments’, 14 ‘Trade and other receivables’ and 19 ‘Cash and cash equivalents’. For all financial assets held at amortised cost the carrying values approximate fair value except as disclosed in note 13 ‘Other investments’.

The carrying value and valuation basis of the Group’s financial liabilities are set out in notes 15 ‘Trade and other payables’ and 21 ‘Borrowings’. The carrying values approximate fair value for the Group’s trade payables and other payables categories. For other financial liabilities a comparison of fair value and carrying value is disclosed in note 21 ‘Borrowings’.

Net financial instruments

The table below shows the Group’s financial assets and liabilities that are subject to offset in the balance sheet and the impact of enforceable master netting or similar agreements.

				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative	Collateral
	Gross amount	Amount set off	balance sheet	counterparties	(liabilities)/assets[1]	Net amount
At 31 March 2022	€m	€m	€m	€m	€m	€m
Derivative financial assets	4,626	–	4,626	(1,365)	(2,914)	347
Derivative financial liabilities	(1,672)	–	(1,672)	1,365	368	61
Total	2,954	–	2,954	–	(2,546)	408

				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative	Collateral
	Gross amount	Amount set off	balance sheet	counterparties	(liabilities)/assets[1]	Net amount
At 31 March 2021	€m	€m	€m	€m	€m	€m
Derivative financial assets	3,151	–	3,151	(1,989)	(962)	200
Derivative financial liabilities	(4,010)	–	(4,010)	1,989	2,194	173
Total	(859)	–	(859)	–	1,232	373

Note:

1	Excludes collateral of €330 million (2021: €913 million) pledged as initial margin that does not offset against existing mark to market balances as at 31 March.

Financial assets and liabilities are offset and the net amount reported in the consolidated balance sheet when there is a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. Derivative financial instruments that do not meet the criteria for offset could be settled net in certain circumstances under ISDA (‘International Swaps and Derivatives Association’) agreements where each party has the option to settle amounts on a net basis in the event of default from the other. Collateral may be offset and net settled against derivative financial instruments in the event of default by either party. The aforementioned collateral balances are recorded in ‘other investments’ or ‘current borrowings’ respectively.